Capital Management	12 Months Ended
Dec. 31, 2021
Disclosure of objectives, policies and processes for managing capital [abstract]
Capital Management
14. Capital Management
For the purpose of the Group’s capital management, capital includes issued capital, convertible Preferred and Preference Shares, additional paid in capital, treasure shares, warrants, all other equity reserves attributable to the equity holders of the parent, and debt disclosed in Note 17 (Debt). The Group considers both capital and net debt as relevant components of funding. The Group manages its capital to ensure the Group will be able to continue as a going concern while maximizing the shareholders’ value through the optimization of the debt and equity balance. The Group manages its capital structure and makes adjustments in light of changes in economic conditions. To maintain or adjust the capital structure, the Group may search for new sources of funding (either equity or debt), issue new shares or new convertible promissory notes. The Group has historically funded its operations principally through notes payable, common stock and preferred stock issuances.
The breakdown of the Group capital structure for capital management purposes is as follows:

	Year Ending December 31,
	2021	2020
Treasury shares	$(170,949)	$—
Additional paid-in capital	62,045	61,253
Other paid-in capital	12,432	2,464
Warrants	161,432	—
Foreign currency translation reserve	(86)	—
Retained earnings	(297,752)	(181,005)

Total equity	$(232,878)	$(117,288)

Current debt	$246,189	$125,085
Non-current debt	—	33,795

Total debt	$246,189	$158,880

Total capital management structure	$13,311	$41,592

No changes were made in the objectives, policies, or processes for managing capital during the years ended December 31, 2021, 2020 and 2019.